SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C.  20549
                                   FORM 8-K/A
                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 22, 2000



                                 CLICKACTION INC.
               (Exact name of registrant as specified in its charter)


                                     Delaware
                   (State or other jurisdiction of incorporation)



	000-26008							                                      77-0195362
(Commission File No.)				                     	(IRS Employer Identification No.)


                           2197 E. Bayshore Road
                        Palo Alto, California 94303
             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code: (650) 473-3600



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     Item 5.       OTHER EVENETS.

     Item 5 of the current report on Form 8-K dated March 22, 2000 is hereby amended in its entirety as follows:

     On March 22, 2000, ClickAction Inc., a Delaware corporation, issued a press release announcing that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

     As a result of the payment of the stock dividend, the number of shares of ClickAction Common Stock registered to be sold pursuant to the Company's registration statements on Form S-3 (no. 333-95747) shall be twice the number of shares indicated in such registration statement.


     Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

 (c)*   99.1    Press release issued on March 22, 2000 by ClickAction Inc.



------------

* Previously filed with Registrant's Current Report on Form 8-K dated March 22, 2000.



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                            CLICKACTION INC.



Dated:  May 25, 2000			                               By:	/s/ Sharon S. Chiu
                                                         -------------------
                                                   						Sharon S. Chiu
                                                         Chief Financial Officer
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